SSGA Active Trust

SPDR® Nuveen Municipal Bond ETF

(the “Fund”)

Supplement dated May 31, 2024 to the Prospectus and Summary Prospectus, each dated October 31, 2023, as may be supplemented from time to time

Effective July 31, 2024, “The Fund’s Principal Investment Strategy” section beginning on page 53 of the Prospectus and beginning on page 1 of the Summary Prospectus is deleted and replaced with the following:

In pursuing its investment objective, under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of borrowings for investment purposes) in municipal bonds that pay income that is exempt from regular federal income tax.

The municipal bonds selected by Nuveen Asset Management, LLC (“Nuveen Asset Management” or the “Sub-Adviser”), the investment sub-adviser to the Fund, may include tax-exempt municipal securities issued by states, cities, counties, districts, territories or possessions of the United States and the District of Columbia and their respective subdivisions, agencies, authorities and instrumentalities. Municipal bonds may include state and local general obligation bonds, revenue bonds, pre-refunded bonds, insured bonds and municipal lease obligations. Securities selected by the Sub-Adviser may include when-issued securities. Under normal market conditions, the Fund’s investment portfolio will consist primarily of municipal bonds rated Baa3/BBB-/BBB- or higher by Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings, Inc. (“Fitch”), respectively; however, the Fund may invest in municipal bonds of any credit quality, including up to 20% of its net assets in bonds rated Ba1/BB+/BB+ or lower (bonds considered below investment grade and commonly referred to as “high yield” or “junk” bonds) by Moody’s, S&P or Fitch, respectively (or unrated bonds judged by the Sub-Adviser to be of comparable quality). Under normal circumstances, the Sub-Adviser will target a weighted average duration for the Fund’s portfolio between 4.5 – 7 years and a weighted average maturity for the Fund’s portfolio between 5 – 15 years.

In selecting securities for the Fund, the Sub-Adviser utilizes a value-oriented strategy which is designed to identify higher-yielding and undervalued municipal bonds that offer above-average total return potential. In identifying potential municipal bond investments to purchase or sell, the Sub-Adviser’s investment process may incorporate, among other things, credit analysis and surveillance, sector analysis, industry concentration analysis, trading strategies, sell discipline, and yield curve and structural analysis. The Sub-Adviser may choose to sell municipal bonds with deteriorating credit and/or limited upside potential compared to other available bonds.

The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund) for cash management purposes.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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